POWER OF ATTORNEY
I, the undersigned Director of Calvert Variable Products, Inc. (“CVP”), hereby constitute Andrew K. Niebler and Robert D. Benson my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statement on Form N‑14 relating to the proposed merger of (x) Calvert VP SRI Large Cap Core Portfolio into Calvert VP S&P 500 Index Portfolio, each a series of CVP, and (y) Calvert VP Natural Resources Portfolio into Calvert VP Russell 2000 Small Cap Index Portfolio, each a series of CVP, including any amendments to the Registration Statement filed by CVP relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing mergers, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of CVP with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing mergers.
The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting CVP in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.
When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

6/13/16__________________________	/s/ John H. Streur___________________
Date	Signature

/s/ _Traci L. Goldt__________________	John H. Streur
Witness Signature	Name of Director and Officer

Traci L. Goldt______________________
Witness Name (Printed)

POWER OF ATTORNEY
I, the undersigned Director of Calvert Variable Products, Inc. (“CVP”), hereby constitute Andrew K. Niebler and Robert D. Benson my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statement on Form N‑14 relating to the proposed merger of (x) Calvert VP SRI Large Cap Core Portfolio into Calvert VP S&P 500 Index Portfolio, each a series of CVP, and (y) Calvert VP Natural Resources Portfolio into Calvert VP Russell 2000 Small Cap Index Portfolio, each a series of CVP, including any amendments to the Registration Statement filed by CVP relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing mergers, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of CVP with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing mergers.
The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting CVP in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.
When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

____6/13/16____________________	/s/ Vicki L. Benjamin______________
Date	Signature

/s/Traci L. Goldt_________________	Vicki L. Benjamin
Witness Signature	Name of Director and Officer

Traci L. Goldt___________________
Witness Name (Printed)

POWER OF ATTORNEY
I, the undersigned Director of Calvert Variable Products, Inc. (“CVP”), hereby constitute Andrew K. Niebler and Robert D. Benson my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statement on Form N‑14 relating to the proposed merger of (x) Calvert VP SRI Large Cap Core Portfolio into Calvert VP S&P 500 Index Portfolio, each a series of CVP, and (y) Calvert VP Natural Resources Portfolio into Calvert VP Russell 2000 Small Cap Index Portfolio, each a series of CVP, including any amendments to the Registration Statement filed by CVP relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing mergers, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of CVP with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing mergers.
The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting CVP in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.
When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

___6/14/16_______________________	/s/ _Frank H. Blatz____________________
Date	Signature

/s/ _Traci Goldt____________________	Frank H. Blatz
Witness Signature	Name of Director

_Traci Goldt_______________________
Witness Name (Printed)

POWER OF ATTORNEY
I, the undersigned Director of Calvert Variable Products, Inc. (“CVP”), hereby constitute Andrew K. Niebler and Robert D. Benson my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statement on Form N‑14 relating to the proposed merger of (x) Calvert VP SRI Large Cap Core Portfolio into Calvert VP S&P 500 Index Portfolio, each a series of CVP, and (y) Calvert VP Natural Resources Portfolio into Calvert VP Russell 2000 Small Cap Index Portfolio, each a series of CVP, including any amendments to the Registration Statement filed by CVP relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing mergers, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of CVP with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing mergers.
The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting CVP in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.
When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

_June 13, 2016__________________	/s/ Arthur J. Pugh________________
Date	Signature

/s/ _Sharon H. Pugh______________	Arthur J. Pugh
Witness Signature	Name of Director

__Sharon H. Pugh________________
Witness Name (Printed)

POWER OF ATTORNEY
I, the undersigned Director of Calvert Variable Products, Inc. (“CVP”), hereby constitute Andrew K. Niebler and Robert D. Benson my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statement on Form N‑14 relating to the proposed merger of (x) Calvert VP SRI Large Cap Core Portfolio into Calvert VP S&P 500 Index Portfolio, each a series of CVP, and (y) Calvert VP Natural Resources Portfolio into Calvert VP Russell 2000 Small Cap Index Portfolio, each a series of CVP, including any amendments to the Registration Statement filed by CVP relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing mergers, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of CVP with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing mergers.
The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting CVP in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.
When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

__June 13, 2016____________________	/s/ ___M. Charito Kruvant__________
Date	Signature

/s/Rebecca Hartman_________________	M. Charito Kruvant
Witness Signature	Name of Director

__Rebecca Hartman________________
Witness Name (Printed)

POWER OF ATTORNEY
I, the undersigned Director of Calvert Variable Products, Inc. (“CVP”), hereby constitute Andrew K. Niebler and Robert D. Benson my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statement on Form N‑14 relating to the proposed merger of (x) Calvert VP SRI Large Cap Core Portfolio into Calvert VP S&P 500 Index Portfolio, each a series of CVP, and (y) Calvert VP Natural Resources Portfolio into Calvert VP Russell 2000 Small Cap Index Portfolio, each a series of CVP, including any amendments to the Registration Statement filed by CVP relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing mergers, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of CVP with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing mergers.
The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting CVP in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.
When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

June 13, 2016____________________	/s/ Cynthia Mulligan____________________
Date	Signature

/s/ Traci Goldt_____________________	Cynthia Milligan
Witness Signature	Name of Director

_Traci Goldt______________________
Witness Name (Printed)

POWER OF ATTORNEY
I, the undersigned Director of Calvert Variable Products, Inc. (“CVP”), hereby constitute Andrew K. Niebler and Robert D. Benson my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statement on Form N‑14 relating to the proposed merger of (x) Calvert VP SRI Large Cap Core Portfolio into Calvert VP S&P 500 Index Portfolio, each a series of CVP, and (y) Calvert VP Natural Resources Portfolio into Calvert VP Russell 2000 Small Cap Index Portfolio, each a series of CVP, including any amendments to the Registration Statement filed by CVP relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing mergers, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of CVP with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing mergers.
The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting CVP in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.
When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

_June 13, 2016__________________	/s/ William W. Lester_____________
Date	Signature

/s/ _LuAnn Damewood______________	William Lester
Witness Signature	Name of Director

_LuAnn Damewood_______________
Witness Name (Printed)